Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Dorsey Wright Momentum & Dividend ETF

First Trust Dorsey Wright Dynamic Focus 5 ETF

(each a “Fund”)

Supplement to the Statement of Additional Information

Dated July 31, 2026

Notwithstanding anything to the contrary in the Funds’ Statement of Additional Information, the sections entitled “INFORMATION FOR INVESTORS IN THE EUROPEAN ECONOMIC AREA (“EEA”) ONLY,” “INFORMATION FOR INVESTORS IN HONG KONG ONLY,” “INFORMATION FOR INVESTORS IN SINGAPORE ONLY” and “INFORMATION FOR INVESTORS IN TAIWAN ONLY” in the Funds’ Statement of Additional Information are no longer applicable to the Funds.

Please Keep this Supplement with your Fund Statement of Additional Information for Future ReferencE